GENERAL SEMICONDUCTOR, INC.
                       RESTATED 1999 ANNUAL INCENTIVE PLAN

                  1.     Purpose

                         The purpose of the 1999 Annual Incentive Plan is to
enhance the ability of General Semiconductor, Inc. to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. To this end, the 1999 Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its subsidiaries and secondarily based on the achievement of personal performance objectives.


                  2.     Eligibility

                         Participation in the Plan for a Performance Period
shall be limited to those key Employees who, because of their significant impact on the current and future success of the Company, the CEO selects, in accordance with Section 4, to participate in the Plan for that Performance Period. Notwithstanding the foregoing, Officers shall participate in the Plan in every Performance Period

                         To be eligible to participate in the Plan in any
Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date (except as provided in Sections 6 and 7).

                         Employees shall participate in only one annual cash or
sales incentive plan for any specific period in time. For example, an individual may not participate in both the Plan and the Company's sales incentive plan at the same time. An individual may participate in this Plan and another Plan sequentially during any Performance Period because of promotion or reassignment, provided that participation in each such plan is pro-rated to reflect (to the nearest weekly increment) the period during which he or she participated in each plan.

                  3.     Administration

                         The administration of the Plan shall be consistent with
the purpose and the terms of the Plan. The Plan shall be administered by the Committee with respect to Officers and by the CEO with respect to all other Participants. The Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine each Participant's Target Award Percentage, to approve all Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; provided, however, that only the Committee shall have authority to amend or terminate the Plan. The Committee's and the CEO's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, their respective stockholders and all employees of the Company, including the Participants and their respective beneficiaries.

                  4.     Determination of Awards

                         Prior to, or as soon as practicable following, the
commencement of each Performance Period, the CEO with respect to Employees other than Officers shall determine the Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage and the Committee shall determine each Officer's Target Award Percentage. The Company shall prepare schedules, which will be treated as part of the Plan for that Performance Period, setting forth (a) the Participants during that Performance Period, (b) each Participant's Target Award Percentage for that
Performance Period, and (c) the EPS Target for that Performance Period (which shall be established within 90 days after the commencement of such Performance Period). The Company shall notify each Participant of his or her Target Award Percentage.

                         A Participant earns an Award for a Performance Period
based on (i) the Company's achievement of the EPS Target, and (ii) in the case of Participants other than Officers of the Company, his or her achievement of personal performance goals. An Award will be earned only if the Company achieves at least 90% of the EPS Target for the Performance Period. The award of each Participant who is not an Officer shall be adjusted based on the Participant's achievement of his or her personal performance goals. The calculation of Awards is more fully set forth in this Section 5.

                         Awards shall be earned by Participants in accordance
with the following formula:

                                                              Personal
                   Target              EPS                  Performance
Base               Award               Award                 Percentage
Salary     X       Percentage    X     Earned     X       (Other than Officers)

(a) EPS Award Earned. The EPS Award Earned is determined in accordance with the following table:


           EPS as                         EPS
          % of Plan                   Award Earned

             90%                          90%

            100%                          100%

            110%                          110%

            120%                          120%

            130%                          130%

            140%                          140%

            150%                          150%

Straight line interpolation shall be used to determine the EPS Award Earned with respect to performance between the levels specified in the EPS Award Earned Table.

(b) Personal Performance Percentage. Officers are not eligible for an adjustment based on personal performance. Other Participant's performance shall be evaluated and a Personal Performance Percentage for such Participant shall be recommended to the CEO. The Personal Performance Percentage may range from 80 percent to 120 percent to reflect the achievement of the Participant's personal performance goals during the Performance Period, provided, however, that the application of this Section 5(b) shall not result in the Participant's Award exceeding 150 percent of his or her Base Salary times his or her Target Award Percentage for the Performance Period.

                  5.     Changes to the Target

                         The Committee, with respect to Officers, and the CEO,
with respect to all other Participants, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant or assign a different Target Award Percentage to a Participant to reflect any change in the Participant's responsibility level or position during the course of the Performance Period.

                         The Committee, with respect to Officers, and the CEO,
with respect to all other Participants, may at any time prior to the final determination of Awards change the EPS Target to reflect a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, separation, reorganization or partial or complete liquidation, or to equitably reflect changed business circumstances during the Performance Period, the occurrence of any extraordinary event, any change in applicable accounting rules or principles, any change in the Company's method of accounting, any change in applicable law, any change due to any merger, consolidation, acquisition, reorganization, stock split, stock dividend combination of shares or other changes in the Company's corporate structure or shares, or any other change of a similar nature.

                  6.     Payment of Awards

                         As soon as practicable after the close of a Performance
Period, the Committee, with respect to Officers, and the CEO, with respect to all other Participants, shall review and approve each Participant's Award. Subject to the provisions of Section 8, each Award to the extent earned shall be paid in a single lump sum cash payment, as soon as practicable after the close of the Performance Period, but no later than 120 days after the close of the Performance Period. The Committee shall certify in writing the amount of each Officer's Award prior to payment thereof.

                         If a Change in Control occurs, the Company shall,
within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change in Control (regardless of whether the Participant remains employed after the Change in Control) an Award which is calculated assuming that all performance percentages are 100 percent, and such Award shall be prorated to the date of the Change in Control based on the Participant's Base Salary earned to the date of the Change in Control.

                  7.     Limitations on Rights to Payment of Awards

                         No Participant shall have any right to receive payment
of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the Award payment date, except as provided in the last paragraph of Section 6. However, if the Participant has active service with the Company for at least three months during any Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or Retirement (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 8) shall remain eligible to receive a prorated portion of any earned Award, based on the number of weeks that the Participant was actively employed and performed services during such Performance Period.

                  8.     Designation of Beneficiary

                         A Participant may designate a beneficiary or
beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company's Human Resources Department. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

                 9.       Amendment and Termination

                           (a)      The Committee may at any time, or from time
to time, amend, in whole or in part, the Plan. However, no amendment or termination of the Plan shall adversely affect any Participant's right to or interest in an Award earned prior to the date of such amendment, unless the Participant agrees in writing thereto.

                            (b)      The Committee may terminate the Plan, in
whole or in part; however, each Participant shall receive an amount equal to the amount of the Award that would have been paid for the Performance Period, prorated for the number of weeks in the Performance Period prior to the date of termination of the Plan.

                  10.      Miscellaneous Provisions

                           (a)      This Plan is not a contract between the
Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company. The Company is under no obligation to continue the Plan.

                           (b)      A Participant's right and interest under the
Plan may not be assigned or transferred, except as provided in Section 8, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

                           (c)      The Plan shall be unfunded.  The Company
shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

                           (d)      The Company shall have the right to deduct
from Awards paid, any taxes or other amounts required by law to be withheld.

                           (e)      Nothing contained in the Plan shall limit
or affect in any manner or degree the normal and usual powers of management, exercised by the Officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Company or to remove the individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.

(f) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York, without giving effect to conflict of law principles thereof.

                  11.    Definitions

                         (a)         "Award" shall mean the incentive award
earned by a Participant under the Plan for any Performance Period.

                         (b)        "Base Salary" shall mean the Participant's
annual base salary, paid in the performance period. Annual base salary does not include Awards under the Plan, long-term incentive awards, imputed income from such programs as executive life insurance or nonrecurring earnings such as moving expenses and is based on salary before reductions for such items as contributions under Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended, and Company-sponsored deferred compensation arrangements.

                         (c)        "Beneficial Owner", "Beneficially Owned" and
"Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

                         (d)         "Board" shall mean the Board of Directors
of the Company.

                         (e)         "CEO" shall mean the Chief Executive
Officer of the Company.

                         (f)         "Change in Control" shall mean any of the
following:

                                    (1)     the acquisition by any Person, other
than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV or any of their Affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Corporation's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; provided, however, that for purposes of this paragraph (1), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (i) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (ii) acquires the Voting Securities directly from the Corporation; (iii) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Corporation's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Corporation or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Corporation or any Subsidiary and (y) after such acquisition by the Corporation or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred;
(iv) is the Corporation or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Corporation (a "Controlled Entity"); or (v) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (3) below); or

                                    (2)     the individuals who, as of the
Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Corporation's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board;
provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                                    (3)     approval by stockholders of the
Corporation of:

                                            (A)      a merger, consolidation or
reorganization involving the Corporation (a "Business Combination"), unless

                                                     (i)      the stockholders
of the Corporation, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                                     (ii)     the individuals
who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                                     (iii)    no Person (other
than the Corporation or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (i), (ii) and (iii) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

                                            (B)      a complete liquidation or
 dissolution of the Corporation; or

                                            (C)      the sale or other
disposition of all or substantially all of the assets of the Corporation (other than a transfer to a Controlled Entity).

                         Notwithstanding the foregoing, a Change in Control
shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Corporation or any
Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Corporation in the same proportion as their ownership of stock in the Corporation immediately prior to such acquisition.

                         (g)        "Committee" shall mean the Compensation
Committee of the Board.

                         (h) "Company" shall mean General Semiconductor, Inc., and any Subsidiary which has adopted the Plan.


                         (i)        "Disability" shall mean permanent
disability, as defined in the Company's long-term disability plan.

                         (j)        "Earnings Per Share", for any Performance
Period, shall mean the income per share of the Company's common stock on a diluted basis, before extraordinary items, effects of changes in accounting principles and other similar adjustments, as reflected in the Company's final consolidated financial statements for such Performance Period.

                          (k)      "Effective Date" shall mean January 1, 1999.

                          (l)       "Employee" shall mean any person (including
an officer) employed by the Company or any of its subsidiaries in a management position on a full-time salaried basis.

                         (m)        "EPS Award Earned," for any Performance
Period, shall mean the percentage based on the achievement of the EPS Target as determined in accordance with the table set forth in Section 5(a).

                         (n)        "EPS Target," for any Performance Period,
shall mean the Earnings Per Share goal for such Performance Period, as established by the Committee.


                         (o)        "1934 Act" shall mean the Securities
Exchange Act of 1934, as amended.

                         (p)        "Officer" shall mean the CEO and an
officer of the Company elected by the Board.

                         (q)        "Participant," for any Performance Period,
shall mean an Employee selected to participate in the Plan for such Performance Period.

                         (r)        "Performance Period" shall mean the fiscal
year of the Company or any other period designated by the Committee with respect to which an Award is earned.

                         (s)        "Person" shall mean a person within the
meaning of Sections 13(d) and 14(d) of the 1934 Act.

                         (t)        "Personal Performance Percentage," with
respect to Participants (other than Officers) for any Performance Period, shall mean the percentage based on the achievement of personal performance goals, as determined in accordance with Section 5(b).

                         (u)        "Plan" shall mean this General
Semiconductor, Inc. 1999 Annual Incentive Plan, as from time to time amended and in effect.

                         (v)        "Retirement" shall mean retirement at or
after age 65 or early retirement with the prior written approval of the Company.

                         (w)        "Subsidiary" shall mean a corporation as
defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

                         (x)        "Target Award Percentage" for any
Participant with respect to any Performance Period, shall mean the percentage of the Participant's Base Salary that the Participant would earn as an Award for that Performance Period if the EPS Target Award Earned and Personal Performance Percentage (if applicable) for that Performance Period is 100%, and shall be determined by the Committee with respect to Officers and the CEO with respect to all other Participants, based on the Participant's responsibility level or the position or positions held during the Performance Period.

                         (y)        "Voting Power" shall mean the combined
voting power of the then outstanding Voting Securities.

                         (z)        "Voting Securities" shall mean, with
respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company or such Subsidiary, respectively.



Adopted:  July 21, 1999